Resource Credit Income Fund Announces Change to Virtual Meeting for

May 1, 2020 Special Meeting of Shareholders

New York, April 10, 2020

Resource Credit Income Fund (the “Acquired Fund”) has announced today that its special meeting of shareholders (with any postponements or adjournments, the “Special Meeting”), previously scheduled to be held at the offices of Thompson Hine LLP, 335 Madison Avenue, 12th Floor, New York, NY 10017-4611, will now be a virtual meeting accessible to shareholders as set forth below.  The Special Meeting will occur on May 1, 2020 at 11:00 a.m. Eastern Time, the same date and time as previously scheduled. Shareholders will not be able to attend the Special Meeting in person.

As set forth in the proxy materials related to the Special Meeting, the Acquired Fund’s shareholders will be asked at the Special Meeting to consider and vote on the following proposals:

1.

To approve an Agreement and Plan of Reorganization providing for the transfer of the assets of the Acquired Fund to the Goldman Sachs Credit Income Fund (the “Acquiring Fund”) in exchange for the assumption of the Acquired Fund’s stated liabilities by the Acquiring Fund and shares of the Acquiring Fund, followed by the complete liquidation of the Acquired Fund; and

2.	To transact such other business as may properly come before the Special Meeting.

Shareholders of record as of the close of business on January 31, 2020 are entitled to notice of, and to vote at, the Special Meeting.

The virtual meeting will utilize online tools that ensure shareholders have the same rights and opportunities to participate as they would have had at an in-person meeting. To participate in the Special Meeting virtual format, shareholders must contact us between April 17, 2020 and April 30, 2020 at 866-617-7530 between 9:00 a.m. and 5:00 p.m. Eastern Time, Monday through Friday, to be verified and to request a virtual meeting access code. To participate in the Special Meeting, shareholders should direct their browsers to www.virtualshareholdermeeting.com/RRECIF2020 (the “Website”) and enter their unique access code. Shareholders may enter the meeting 15 minutes early or at 10:45 a.m. Eastern Time on May 1, 2020. Please note that the Acquired Fund anticipates that the Website will be live on or about April 17, 2020.  A replay of the Special Meeting will be available at www.virtualshareholdermeeting.com/RRECIF2020 for one year.

Whether or not a shareholder plans to attend the Special Meeting, the Acquired Fund urges shareholders to vote and authorize the shareholder’s proxy in advance of the Special Meeting by one of the methods described in the combined proxy statement and prospectus for the Special Meeting. The combined proxy statement and prospectus is available on the Internet at www.resourcealts.com. The proxy card included with the combined proxy statement and prospectus previously distributed will not be updated to reflect the change in the new format of the Special Meeting and may continue to be exercised to vote a shareholder’s shares in connection with the Special Meeting.

Statements in this press release that are not historical facts are forward-looking statements as defined by the United States securities laws.  You should exercise caution in interpreting and relying on forward-looking statements because they are subject to uncertainties and other factors which are, in some cases, beyond the Acquired Fund’s control and could cause actual results to differ from those set forth in the forward-looking statements.

An investor should consider the Acquired Fund’s investment objectives, risks, charges and expenses carefully before investing.

About the Acquired Fund

Resource Credit Income Fund is a continuously offered, closed-end fund that periodically offers to repurchase its shares from shareholders (also known as an “interval fund”).

About Resource

Resource* is an asset management company that specializes in real estate and credit investments.  Its main objective is to be a best-in-class asset manager as measured by risk-adjusted returns to investors and the quality of the funds and businesses it manages.

Resource is a wholly-owned subsidiary of C-III Capital Partners LLC, a fully integrated asset management and commercial real estate services company.  Additional information about Resource is available at www.resourcealts.com.

*Resource is the marketing name for Resource Alternative Advisor, LLC and its affiliates.